UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016

LIFELOGGER TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-186415	45-5523835
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11380 Prosperity Farms Road, Suite 221E, Palm Beach Gardens, FL	33410
(Address of principal executive offices)	(Zip Code)

(561) 515-6928

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 30, 2016, Lifelogger Technologies Corp. (the “Company”, “we”, “us”, “our”) completed the acquisition of certain assets of Pixorial, Inc. (“Pixorial”) pursuant to the terms of the Amended and Restated Asset Purchase Agreement entered into among us, Pixorial and Andres Espiniera dated June 20, 2016 (the “Amended Agreement”) as previously disclosed in our Current Report on Form 8-K filed with the SEC on June 21, 2016. Pursuant to the terms of the Amended Agreement, we acquired the trademark “What’s Your Story” and Pixorial’s customer list (the “Pixorial Asset Acquisition”).

Under the terms of the Amended Agreement, we agreed to issue 2,600,200 shares of our unregistered common stock to the existing shareholders and certain creditors of Pixorial. In addition, we amended the exercise price of Mr. Espineira’s November 10, 2015 stock option award to acquire 6,000,000 shares of our common stock to $.10 per share. The shares of our common stock to be issued to Pixorial’s shareholders and creditors will be subject to a lock-up agreement whereby one-third the number received by each may be sold beginning as of each of the first three anniversaries of the closing of the Pixorial Asset Acquisition.

In addition, Siena Pier Ventures 2007 Fund, LLP and Siena Pier Ventures, LLC (the “Secured Creditors”), holders of certain indebtedness of Pixorial in the aggregate principal sum of $2,025,000 (the “Siena Debt”) agreed to cancel a portion of the Siena Debt for 2,437,800 of the total 2,600,200 shares of our common stock to be tendered as consideration and the Secured Creditors’ shares are subject to a lock-up agreement whereby only one-third of the shares may be sold beginning on each of the first three anniversaries of the closing of the Pixorial Asset Acquisition.

The foregoing description of the terms of the Amended Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Asset Purchase Agreement dated as of June 20, 2016 between Lifelogger Technologies Corp., Pixorial, Inc. and Andres Espiniera (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on June 21, 2016).

10.2	Stock Option Agreement dated as of November 10, 2015 between Lifelogger Technologies Corp. and Andres Espineira (incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K filed with the SEC on November 16, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFELOGGER TECHNOLOGIES CORP.

Date: July 6, 2016	By:	/s/ Stewart Garner
Stewart Garner
Chief Executive Officer